Schedule of Investments - Virtus Reaves Utilities ETF

October 31, 2024 (unaudited)

Security Description	Shares	Value
COMMON STOCKS - 99.9%
Utilities - 99.9%
Atmos Energy Corp.	70,361	$9,764,700
CenterPoint Energy, Inc.	372,965	11,013,656
CMS Energy Corp.	91,361	6,359,639
Constellation Energy Corp.	110,108	28,954,000
DTE Energy Co.	71,432	8,873,283
Edison International	71,288	5,874,131
Entergy Corp.	73,837	11,428,491
IDACORP, Inc.	76,724	7,939,399
NextEra Energy, Inc.	438,763	34,771,968
NiSource, Inc.	242,582	8,529,183
PG&E Corp.	247,318	5,000,770
Pinnacle West Capital Corp.	117,273	10,297,742
PPL Corp.	70,946	2,310,002
Public Service Enterprise Group, Inc.	117,702	10,523,736
Sempra	128,021	10,673,111
Talen Energy Corp.*	105,932	19,211,827
TXNM Energy, Inc.	186,099	8,102,750
Vistra Corp.	225,910	28,229,714

TOTAL INVESTMENTS - 99.9%
(Cost $195,866,128)		227,858,102
Other Assets in Excess of Liabilities - 0.1%		232,440
Net Assets - 100.0%		$228,090,542

*	Non-income producing security.

Fair Value Measurements

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. Level 2 includes observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes valuation of the Fund’s investments under the fair value hierarchy levels as of October 31, 2024.

	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks	$227,858,102	$—	$—	$227,858,102
Total	$227,858,102	$—	$—	$227,858,102